                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) January 17, 2001

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                 1-8175            22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                     10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)


          Item 5.  Other Events

          The Registrant's press release dated January 17, 2001, regarding its financial results and selected balance sheet information as of and for the fiscal year ended December 31, 2000, is attached.






          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                               By:




                                               __________________________
                                               Name:  Paula L. Summa
          Date: January 17, 2001               Title: Vice President,
                                               Finance, and Chief Financial
                                               Officer and Director


                                               Contact:J. Timothy Ohsann
                                                       IBM Global Financing
                                                       (914) 765-6647
                                                       ohsann@us.ibm.com

             IBM CREDIT CORPORATION ANNOUNCES FINANCIAL RESULTS FOR 2000

          NORTH CASTLE, N.Y., January 17, 2001 . . . IBM Credit Corporation

          today reported 2000 net earnings of $428.4 million, compared with

          $429.6 million in 1999.

               New customer financing originations* for acquisition of

          information technology products and services decreased 4 percent to $6.5 billion in 2000, compared with $6.8 billion in 1999. New commercial financing originations, providing working capital for inventory, accounts receivable and acquisition financing,

          decreased 9 percent to $13.2 billion in 2000, compared with $14.5 billion for the same 1999 period.

               At December 31, 2000, total assets were $16.6 billion,

          compared with $16.3 billion at Dec. 31, 1999, an increase of 2 percent.  Retained earnings at Dec. 31, 2000, were $1.4 billion,

          compared with $1.8 billion at Dec. 31, 1999, a decrease of 22 percent. The return on average equity was 19.6 percent in 2000,

          compared with 21.4 percent in 1999.

               In the fourth quarter of 2000, net earnings were $120.5

          million, a decrease of 10 percent from 1999's $133.6 million.

          Customer financing originations* in the fourth quarter of 2000 were $2.1 billion, an increase of 8 percent compared with the same 1999 period. For the fourth quarter of 2000, commercial financing originations were $3.7 billion, a 5 percent decrease compared with the same 1999 period.

                                      - more -

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  With more than $46 billion in new financing originations in 2000, IBM Global

          Financing offers businesses of all sizes leasing and financing solutions for IBM and non-IBM hardware, software and services. In addition, IBM Global Financing provides flexible commercial financing offerings for inventory, accounts receivable and acquisition financing to resellers and remarketers. Visit the IBM

          Global Financing home page at www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for historical information and discussions contained herein, statements contained in this release may constitute

          "forward-looking statements" within the meaning of the Private

          Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange

          Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.



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